SUPPLEMENT DATED JUNE 10, 2008,
To the Prospectus dated May 1, 2008 for
Horace Mann Life Insurance Company Qualified Group Annuity Separate Account

This supplement updates certain information contained in the prospectus. You should read this supplement carefully and retain it for future reference.

On page 8, under “What charges will I pay on an annual basis for optional riders?”, the fourth sentence of the “Premium Bonus Rider” paragraph is revised to read: “Including this bonus feature may result, however, in a longer surrender charge period, higher surrender charges, a higher mortality and expense risk fee, and/or a lower credited interest rate on the Fixed Account (but not below the guaranteed rate).”

On page 9, footnote (6) at the bottom of the page is revised to read: “Although there is no separate charge for this rider, including the bonus feature may result in a longer surrender charge period, higher surrender charges, a higher mortality and expense risk fee, and/or a lower credited interest rate on the Fixed Account (but not below the guaranteed rate).”

On page 26, under “Charges for Optional Riders”, the fifth sentence of the “Premium Bonus Rider” paragraph is revised to read: “However, if the Contract Owner elects this option, the surrender charge period may be longer, the surrender charges may be higher, the mortality and expense risk fee may be higher, and/or the credited interest rate on the Fixed Account may be lower (but not below the guaranteed rate) than if the rider had not been selected.”

All other information in the prospectus remains the same.